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NUMBER                                                                    SHARES
BSU

                             BIOSPHERE MEDICAL, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                   CUSIP 09066V 10 3



THIS CERTIFIES THAT                                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



is the owner of



 fully paid and non-assessable shares of the Common stock, $0.01 par value, of

                            BIOSPHERE MEDICAL, INC.


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.

 This certificate and the shares of Common Stock represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of
  Incorporation and the By-laws of the Corporation, each as from time to time amended. This certificate is not valid unless countersigned by the Transfer
                     Agent and registered by the Registrar.

  IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the corporation.


DATED:

                                                         BIOSPHERE MEDICAL, INC.



/S/                                                     /S/
------------------------                                ------------------------
               SECRETARY                                               PRESIDENT

                     BIOSPHERE MEDICAL, INC. 1993 DELAWARE

AMERICAN BANK NOTE COMPANY.

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
             (NEW YORK, N.Y.)

                                       TRANSFER AGENT
                                        AND REGISTRAR

BY


                                 AUTHORIZED SIGNATURE